UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2022

SOUTH JERSEY INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)
New Jersey	001-06364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

This Current Report on Form 8-K discloses certain additional information relating to the proposed acquisition of South Jersey Industries, Inc. (the “Company”) by NJ Boardwalk Holdings LLC (“Parent”). As previously reported, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 23, 2022, by and among the Company, Parent and Boardwalk Merger Sub, Inc., a New Jersey corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on and subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of the Infrastructure Investments Fund (“IIF”), a private investment vehicle focused on investing in critical infrastructure assets.  In connection with the Merger Agreement and the transactions contemplated thereby, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on April 11, 2022 (the “Proxy Statement”).

Shareholder Litigation and Supplemental Proxy Statement Disclosure

In connection with the Merger Agreement and the transactions contemplated thereby, eight purported Company shareholders have filed lawsuits under federal securities laws, five in the United States District Court for the Southern District of New York, one in the United States District Court for the Eastern District of New York, one in the United States District Court for the District of New Jersey and one in the United States District Court for the Eastern District of Pennsylvania, challenging the adequacy of the disclosures made in the Proxy Statement. These cases are captioned Stein v. South Jersey Industries, et al., Case No. 1:22-cv-02647 (the “Stein Action”), Finger v. South Jersey Industries, et al., Case No. 1:22-cv-03226 (the “Finger Action”), Kaufmann v. South Jersey Industries, et al., Case No. 1:22-cv-03255 (the “Kaufmann Action”), Hopkins v. South Jersey Industries, et al., Case No. 1:22-cv-01972 (the “Hopkins Action”), Przyborowski v. South Jersey Industries, et al., Case No. 1:22-cv-02202 (the “Przyborowski Action”), Justice v. South Jersey Industries, et al., Case No. 2:22-cv-01495 (the “Justice Action”), Brining v. South Jersey Industries, et. al., Case No. 1:22-cv-03384 (the “Brining Action”), and Jones v. South Jersey Industries, et. al., Case No. 1:22-cv-03424 (the “Jones Action”), respectively. The Stein Action, filed on March 31, 2022, the Finger Action, filed on April 20, 2022, the Kaufmann Action, filed on April 21, 2022, the Hopkins Action, filed on April 6, 2022, the Przyborowski Action, filed April 14, 2022, the Justice Action, filed on April 18, 2022, the Brining Action, filed on April 26, 2022, and the Jones Action, filed on April 27, 2022, were asserted individually by purported Company shareholders. The Company believes that these complaints are without merit.

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, to moot plaintiffs’ disclosure claims, to avoid nuisance, potential expense and delay, and to provide additional information to the Company’s shareholders, the Company has determined to voluntarily supplement the Proxy Statement with the below disclosure. Nothing in the below supplemental disclosure shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosure set forth herein or in the Proxy Statement. To the contrary, the Company denies all allegations in the lawsuits that any additional disclosure was or is required.

SUPPLEMENTAL DISCLOSURE

The following information supplements the Proxy Statement, and should be read in conjunction with the Proxy Statement, which should be read in its entirety, including the annexes thereto. All page references in the information below are references to pages in the Proxy Statement, and the terms used below have the meanings set forth in the Proxy Statement.

The table on page 61 of the Proxy Statement is hereby replaced in its entirety as follows:

	Equity Market Value ($) (millions)	Enterprise Value (EV) ($) (millions)	Equity Market Value / Net Income			EV / EBITDA
Company			2022E	2023E	2024E	2022E	2023E	2024E
Pure-Play LDCs
Atmos Energy Corporation	14,431	22,124	19.3x	18.0x	16.8x	14.5x	12.8x	11.5x
Northwest Natural Gas Company	1,454	2,750	18.2x	17.1x	16.5x	9.5x	9.0x	8.6x
ONE Gas, Inc.	4,169	8,182	18.8x	17.7x	16.6x	14.4x	13.5x	12.3x
Non-Pure-Play LDCs
New Jersey Resources Corporation	3,912	6,565	17.9x	16.7x	14.2x	14.0x	12.9x	10.8x
Spire Inc.	3,331	7,658	16.4x	14.8x	13.8x	13.5x	12.3x	11.4x
Southwest Gas Corporation	3,987	10,102	14.9x	14.1x	13.9x	9.7x	9.1x	8.2x
RNGs
Montauk Renewables, Inc.	1,465	1,502	N/A	N/A	N/A	27.3x	15.8x	13.5x
Archaea Energy Inc.	2,029	2,227	N/A	N/A	N/A	15.9x	9.3x	6.4x
Anaergia Inc.	599	687	N/A	N/A	N/A	17.1x	8.9x	5.7x

The first sentence of the last paragraph on page 61 of the Proxy Statement beginning “Based on BofA Securities’ professional judgment and experience and taking into consideration the observable ranges of the 2022E Equity Market…” is hereby amended and restated to read as follows:

“Based on BofA Securities’ professional judgment and experience and taking into consideration the observable ranges of the 2022E Equity Market Value/Net Income and 2023E Equity Market Value/Net Income multiples for the Non-Pure Play LDCs and certain differences in the respective financial profiles of the Company and the Non-Pure Play LDCs, BofA Securities applied a 2022E Equity Market Value/Net Income multiple reference range of 15.5x to 17.5x to the Company’s estimated earnings per share for fiscal year 2022 as reflected in the Company Forecasts (as thereafter adjusted for tax-adjusted mandatory interest expense and after taking into account the issuance of shares as a result of the conversion of the 6,700,000 equity units priced in March 2021 (the “Equity Units”) as required in connection with the Merger (the “Equity Units Conversion”), and a 2023E Equity Market Value/Net Income multiple reference range of 14.5x to 16.5x to the Company’s estimated earnings per share for fiscal year 2023 as reflected in the Company Forecasts (as thereafter adjusted for tax-adjusted mandatory interest expense and after taking into account the issuance of 13,318,930 shares of Company common stock as a result of the Equity Units Conversion), in each case, to calculate implied equity value reference ranges for the Company.”

The first sentence of the first full paragraph on page 62 of the Proxy Statement beginning “Based on BofA Securities’ professional judgment and experience and taking into consideration the observable ranges of the 2022E EV/EBITDA…” is hereby amended and restated to read as follows:

“Based on BofA Securities’ professional judgment and experience and taking into consideration the observable ranges of the 2022E EV/EBITDA multiples for the Non-Pure Play LDCs and certain differences in the respective financial profiles of the Company and the Non-Pure Play LDCs, BofA Securities also applied a 2022E EV/EBITDA multiple reference range of 10.0x to 14.0x to the Company’s estimated EBITDA for fiscal year 2022 as reflected in the Company Forecasts.”

The following sentences are inserted after the first sentence of the penultimate paragraph on page 63 of the Proxy Statement beginning “BofA Securities performed (i) a discounted cash flow analysis…” as follows:

“These cash flows were calculated by BofA Securities at the direction of the Company for use by BofA Securities for purposes of BofA Securities’ financial analyses described in this section, and are calculated as earnings before interest and tax reduced for the tax impact at 27.6% (the marginal tax rate) plus depreciation and amortization, less capital expenditures, plus or minus change in net working capital, plus or minus tax savings from net operating losses (based on the difference between the tax rate reflected in the Company Forecasts provided by Company management and the marginal tax rate), and plus or minus other cash inflows or outflows.  See “—Forward-Looking Financial Information” below.”

The second sentence of the first full paragraph on page 64 of the Proxy Statement beginning “BofA Securities then calculated a range of implied terminal enterprise values of the Company…” is hereby amended and restated in its entirety as follows:

“BofA Securities selected P/E multiples of 15.5x to 17.5x based on its professional judgment and experience and taking into account the relevant metrics observed for the Non-Pure-Play LDCs and certain differences in the respective financial profiles of the Company and the Non-Pure Play LDCs.”

The first two sentences of the second full paragraph on page 64 of the Proxy Statement beginning “BofA Securities then calculated a range of implied terminal enterprise values of the Utility Segment…” are hereby amended and restated in their entirety as follows:

“BofA Securities then calculated a range of implied terminal enterprise values of the Utility Segment as of December 31, 2025 by applying a selected range of estimated P/E multiples to the Utility Segment’s net income for the year ending December 31, 2025 of $245 million as reflected in the Company Forecasts. BofA Securities selected P/E multiples of 18.0x to 20.0x based on its professional judgment and experience and taking into account the relevant metrics observed for the Pure-Play LDCs and certain differences in the respective financial profiles of the Pure Play LDCs.”

The first two sentences of the final paragraph on page 64 of the Proxy Statement beginning “BofA securities then calculated a range of implied terminal enterprise values of the Non-Utility Segment…” are hereby amended and restated in their entirety as follows:

“BofA Securities then calculated a range of implied terminal enterprise values of the Non-Utility Segment as of December 31, 2025 by applying a selected range of estimated EBITDA exit multiples (referred to in this section as “EBITDA multiples”) to the Non-Utility Segment’s EBITDA (including pro-rata EBITDA for non-consolidated businesses) for the year ending December 31, 2025 of $245 million as reflected in the Company Forecasts. BofA Securities selected EBITDA multiples of 9.5x to 13.0x using the Non-Utility Segment’s 2023E EBITDA based on its professional judgment and experience and taking into account the relevant metrics observed for the RNGs and certain differences in the respective financial profiles of the RNGs, and BofA Securities’ determination, based on its professional judgment and experience, that, given the relative maturity of the RNG industry, 2022E EBITDA was inapplicable for purposes of this component of its analyses.”

Note 3 to the table on page 67 of the Proxy Statement is hereby amended and restated in its entirety as follows:

“Unlevered Free Cash Flow was calculated by BofA Securities at the direction of the Company for use by BofA Securities for purposes of BofA Securities’ financial analyses described in the section entitled “—Opinion of BofA Securities, and is defined as earnings before interest and tax reduced for the tax impact at 27.6% (the marginal tax rate) (“tax effected EBIT”) plus depreciation and amortization, less capital expenditures, plus or minus change in net working capital, plus or minus tax savings from net operating losses (based on the difference between the tax rate reflected in the Company Forecasts provided by Company management and the marginal tax rate), and plus or minus other cash inflows or outflows. The Unlevered Free Cash Flows for the Utility Segment (as used by BofA Securities for purposes of its financial analyses above under the heading “—Opinion of BofA Securities—Discounted Cash Flow Analysis—SOTP-Utility Segment”) were $(155) million, $(71) million, $(123) million and $(54) million for 2022E, 2023E, 2024E and 2025E, respectively and the Unlevered Free Cash Flows for the Non-Utility Segment (as used by BofA Securities for purposes of its financial analyses above under the heading “—Opinion of BofA Securities—Discounted Cash Flow Analysis—SOTP-Non-Utility Segment”) were $(280) million, $(163) million, $(54) million and $167 million for 2022E, 2023E, 2024E and 2025E, respectively.”

Forward-Looking Statements
This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of the Company, shareholder and regulatory approvals, the expected timetable for completing the proposed transaction and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.  These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management’s time on transaction-related issues.  All statements, other than statements of historical fact, including statements regarding guidance, industry prospects, future results of operations or financial position, expected sources of incremental margin, strategy, financing needs, future capital expenditures and the outcome or effect of ongoing litigation, should be considered forward looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward looking statements. These forward looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ materially from those expressed in the forward looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” on Form 10-K for the year ended December 31, 2021 and in any other SEC filings made by the Company.  The company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this press release, and the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Merger and Where to Find It
In connection with the Merger, the Company prepared and filed the Proxy Statement on April 11, 2022.  The Proxy Statement and a form of proxy was mailed to the shareholders of the Company on or around April 11, 2022.  THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Company shareholders are able to obtain, without charge, a copy of the Proxy Statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  In addition, the Proxy Statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at investors.sjindustries.com.

Participants in the Solicitation
The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company shareholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth in the Proxy Statement filed with the SEC on April 11, 2022. To the extent the holdings of Company securities by Company directors and executive officers have changed since the amounts set forth in the Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investors.sjindustries.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the Proxy Statement and other relevant materials the Company may file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: May 3, 2022	By:	/s/ Michael J. Renna
Michael J. Renna
President and Chief Executive Officer